UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 23, 2011 (FEBRUARY 22, 2011)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On February 22, 2011, Competitive Technologies, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated February 22, 2011

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: February 23, 2011                By: /s/ Johnnie D. Johnson
                                        --------------------------
                                        Johnnie D. Johnson
                                        Chief Executive Officer